united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

CT Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-490-4300

Date of fiscal year end: 4/30

Date of reporting period: 4/30/24

Item 1. Reports to Stockholders.

RONDURE
GLOBAL
ADVISORS

ANNUAL

April 30, 2024

Rondure New World Fund

Investor Class RNWOX | Institutional Class RNWIX

TABLE OF CONTENTS

Shareholder Letter	1
Performance Update	6
Disclosure of Fund Expenses	9
Schedule of Investments
Rondure New World Fund	10
Statement of Assets and Liabilities	12
Statement of Operations	13
Statement of Changes in Net Assets	14
Financial Highlights
Rondure New World Fund	15
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	24
Additional Information	25
Trustees and Officers	26
Privacy Policy	28

Dear Fellow Shareholders,

Gravity

“It has been said that arguing against globalization is like arguing against the laws of gravity.”

- Kofi Annan

The Sun’s gravity pulls the planets in orbit around it, and some planets attract moons in orbit around them. Even spacecraft are moving through the solar system, either in orbit around the Moon or Earth, or traveling to distant worlds, because of gravitational forces.

Lately two forces have been acting on emerging markets with power that seems as mighty as the Sun’s gravity. The first is the gravitational pull of the U.S. economy and the U.S. Federal Reserve, which are both controlling and causing inflation with data and hence policy that seems to be looking too far back in the rearview mirror.

But the second and bigger force is the power of U.S.-based Nvidia’s words and quarters to potentially influence stock prices around the world due to artificial intelligence themes (AI).

What has been evident for the last few years, particularly with China’s fall from grace, is that the United States is central to the circulation of the global economy. Emerging market stocks were pulled along for the ride this year—for good (emerging markets have the leading semiconductor foundries that power AI) and for bad (the resurgence of inflation fears is pushing back some expectations for more rapid interest rate cuts and that is curtailing growth expectations for countries and stocks that depend on cyclically lower rates).

That was the story for much of the year—U.S. exceptionalism, particularly in technology spending and innovation, pushing and pulling on international markets.

Rondure New World Fund

The Fund owns what we believe is a diversified portfolio of high-quality companies trading at reasonable valuations, but this has been a liability in a market where concentration (in a narrow set of AI stocks, mainly semiconductors) is primarily working. Performance has been struggling for this reason since Nvidia started its run about a year ago.

Diversification is something we have long held as a principle for attempting to manage risk, but it works against you in markets that are exceptionally concentrated up capitalization (i.e., in bigger companies), in a few countries, in a few sectors or in a single theme (AI) driving country and stock moves.

According to Bloomberg attribution data, four AI darlings (Taiwan Semiconductor, Hon Hai Precision Instruments, SK Hynix, and Mediatek) contributed 97% of all returns to the MSCI EM index in the first quarter of 2024. The Fund holds three of them, but doesn’t hold them at the large index weight.

We mainly believe the Fund has suffered from diversification in a concentrated market, and if you don’t concentrate your portfolio in those few AI leaders, you end up with a lot of laggards. We don’t see any of the portfolio holdings as broken companies. Most of what is holding them back is simply they aren’t the right AI stocks.

Yet we believe we are getting to the point in the cycle where the broader portfolio is going to participate again. In fact, the United States—the country that tends to lead sector rotation trends, country performance, etc.—saw that very trend start to happen in the latest quarter. The U.S. market broadened as not all of the so-called Magnificent Seven did well and other stocks started to participate in the rally.

We have believed for some time that the market is set to broaden within emerging markets in the year ahead, and we think there is a chance that emerging markets themselves stand a shot at outperforming the world based on our hypothesis.

Here is why we think stock performance could broaden to and within emerging markets:

1.	Within emerging markets, there is a wide array of AI stocks that are still trading at reasonable valuations. According to Srinivasan Sivabalan of Bloomberg, despite the recent rally in a few obvious big AI stocks, “most emerging-market AI stocks still oﬀer far better value than their U.S. peers. While Nvidia trades at 35 times its projected earnings, Asian AI giants are typically valued between 12 and 19 times.” Value is there. We believe we are positioned well for this broadening to other AI themes.

2.	We are encouraged on AI in Emerging Markets (EM). We think the rally is narrow right now and will likely broaden. Breadth of choice is big in emerging markets AI outside of the well-known semiconductor stocks. We think many of the EM AI stocks have suﬀered from inventory issues in their segments outside of AI. Their auto, PC, smartphone businesses have been suﬀering from inventory bloat that is now largely corrected.

3.	Two big elections are over in EM. Taiwan’s election was as good as it gets for the United States and China, allowing both countries to progress beyond a potential conflict for now. In addition, Indonesia’s election was smooth. We believe these two events were non-events, removing some of the risk in the lagging EM asset class.

4.	China is starting to play ball in an attempt to get its ailing market moving. Chinese leadership likely still needs to do more to push growth, but, in our opinion, they no longer seem to be tripping over their own feet, crushing their own economy. Results have not been bad for our stocks. We just need sentiment to keep turning positive. Stock price multiples are depressed in the Chinese market.

5.	India is still an expensive market on the surface, but it oﬀers, in our opinion, the best structural growth in EM, so it is reasonable on a price-to-earnings-growth (PEG) basis over the long term. We don’t expect much noise from elections in India and Mexico. There could be noise for Mexico from US elections. We are monitoring this.

6.	South Korea, a market we have struggled with for a long time on bad corporate governance, is starting on a path of emulating Japan’s reforms. This is increasing the number of fresh ideas at bargain prices in EM. We think they are serious this time about reform, which is exciting.

7.	Brazil is being held back by inflation expectations that are creeping up in the United States. Generally speaking, we believe if the United States cuts rates, the world can cut rates. Higher rates are holding back growth expectations in markets like Brazil that aggressively fought and are still fighting inflation with high rates.

In summary, there are plenty of bright lights in EM right now that are independent of U.S. rate cuts. For once, we believe emerging markets might be ready to break out on their own volition. This is mainly because we think earnings acceleration will improve for many great companies in the year ahead, driven by the end of inventory corrections post-Covid and easier earnings comparisons in the coming quarters.

All in all, we feel good about the quality of the Fund’s companies and it’s mix of countries and sectors. We believe the Fund has higher Return on Equity (ROE), higher Return on Assets (ROA), and better balance sheets than the index. In addition, we believe the growth rate of the portfolio is set to accelerate as the year-over-year earnings comparisons get easier in some of the Fund’s biggest weights.

Fund Performance & Attribution

See full performance on page 7.

In a reversal to last year, the Fund underperformed the MSCI emerging markets index. The Fund was down 8.67%, while the benchmark was up 10.33%. The Fund lagged across sectors, except Healthcare, but Healthcare is a small sector in emerging markets. The Fund was hurt by its large overweight to Consumer and underweight to Technology. The Asia/Pacific region makes up 75% of the emerging markets index, and the Fund lagged across all countries in the region, except Vietnam, as described earlier in this letter.

An example of a stock in the portfolio that struggled in an otherwise up market is HDFC Bank Ltd in India. This is a self-inflicted but short-run issue specific to the interest rate cycle. The Indian central bank has left rates high and unchanged and is unlikely to cut rates in the near-term, instead focusing on the last mile of disinflation. They are not promising cuts around the corner, either (like the U.S. central bank) . This is having a cyclical impact on HDFC Bank, as lower margins (from higher borrowing costs) and slowing growth (from higher interest rates on loans) push back expectations for the bank’s growth. Yet the long-term potential for the bank has not changed. In addition, the valuation is now at multi-year lows. We think when India cuts rates (or loosens liquidity, which could come sooner than rate cuts) the bank is spring-loaded to grow. We are holding the Fund’s position but still waiting to add. We don’t see any major long-term fundamental problems with the company.

Outlook

P.S. Jagadeesh Kumar said, “The apple does fall but the earth never falls, the beauty of gravity.”

In our opinion, Nvidia has been the gravity that has held up a narrow set of stocks in emerging markets. We think this is going to start to broaden, including EM’s wide array of AI stocks (not just semiconductors). The Fund is sitting patiently and even building some names that have weak short-term fundamentals, knowing that as the year progresses, momentum in earnings is likely to shift in their favor.

In our opinion, Nvidia is going to start to face an issue with the law-of-large numbers in their July quarter, and we think stocks have been trading on theme and fundamental momentum (earnings acceleration and deceleration). This could pose a risk for Nvidia stock (the business doesn’t have to get worse, it is just simply a case of optical slowing as the delta in growth should decelerate against difficult comparisons), but at the same time, the fundamental momentum should shift to a broader set of EM AI stocks that are widely believed to be cheaper. As the year unfolds, many EM companies, based on our analysis and recent results, should give us good alignment of quality, value, and growth (earnings momentum). It is a rare and powerful event for stocks—QVM alignment—like the recent solar eclipse. We think it is coming. If history holds, this will be a powerful driver of performance and broadening in EM.

And, in fact, we question if this shift in relative earnings momentum, as the year progresses, to emerging markets, could shift performance overseas (not just a shift in EM but a shift to EM)? Momentum is a short-term driver, but according to Bloomberg, it has been the most powerful driver of late in U.S. stock market returns. We see earnings growth acceleration returning to many names in emerging markets as the year progresses. Is this finally the catalyst needed to get broad emerging markets out of their slump?

We often wonder why Taiwan Semiconductor (TSMC) doesn’t squeeze the designers of chips (like Nvidia). There really are very few alternatives to Taiwan Semiconductor’s foundry for AI in the short run (and in accordance with Moore’s Law, it will be hard to catch Taiwan Semiconductor in the long run as well). Perhaps, it was simply Taiwan elections holding the stock back relative to Nvidia. Now TSMC’s stock is off to the races following a benign election. It remains a significant position in the Fund. It trades at a big discount to Nvidia, but we think it is one of the world’s most important companies (yet for risk management the Fund still won’t hold it at the index weight, as a war with China would devastate the company). We get the upside. It is a tremendous company.

As for the long-term, we see many drivers.

China is more benign right now; in our opinion, it seems to have stopped sabotaging itself.

Taiwan and Indonesian elections were non-events (smooth).

India is humming, except they are fighting the last mile of inflation with more gusto than the U.S. central bank (which might be acting with too much of an eye on election outcomes and not enough of an eye on an economy that still seems hot). India’s elections offer a more certain outcome, and dare I say it, a more independent and sensible central bank.

EM has many stocks that benefit from the emergence of AI (from power suppliers to semiconductor manufacturers and design companies).

We don’t see a commercial real estate collapse coming for most emerging markets—higher rates simply slow growth in the short run in our opinion.

South Korea is starting to recognize (or envy) Japan’s big stock market boom, leading it to start its own reforms. This market is cheap with good brands. Poor governance has held it back.

But there are a lot of drivers, and we’ve stopped getting so many questions about country risk lately.

There are risks to our broadening thesis: a hard landing in the United States would hurt earnings momentum for all the AI-themed stocks we mentioned above (power enablers in traditional utilities spaces, and power suppliers, and AI semiconductor stocks, and AI smartphone, tablet, PC creators etc.). They still need the U.S. consumer to show up. The next risk is inflation rearing its head again, either through U.S. policy mistakes or a war in the Middle East or elsewhere that would elevate commodity prices. Elections in emerging markets are mainly in the rearview mirror, as most expect India and Mexico to unfold smoothly. The U.S. election remains a risk for the world, particularly Mexico and China. We are cognizant of this risk.

We believe another risk is that when Nvidia’s numbers slow (from tough comparisons), it could take down all AI-related stocks and the market, instead of broadening the rally to the laggards with better momentum on the horizon.

But in general, assuming more of the same in the macro landscape, we think as the year progresses emerging markets have their own planetary drivers. Many of the worst-case scenarios (Taiwan and Indonesia elections) have gone off smoothly. China is behaving better, and we believe growth is set to shift abroad and expand from its narrow range of companies. What has happened in the United States, a broader market over the last month and quarter, has helped active management. We believe many of the same drivers could emerge overseas.

We think the catalysts are in place for broader emerging markets performance. We believe we are positioned to capture performance when it comes, but we also are starting to believe more assertively that EM itself is set up for its day in the sun, as the gravitational forces of quality, value, and growth (it is Q2/Q3 that the shift should be most pronounced) have been powerful forces in our long-term market experience. Let’s hope that is true again today, as fundamentals seem to be aligning in a positive way.

Thank you for your continued support for Rondure Global Advisors and patience. We appreciate your partnership and trust!

Sincerely,

The Rondure Global Advisors Research Team

Rondure New World Fund	Performance Update
April 30, 2024 (Unaudited)

Annualized Total Return Performance for the periods ended April 30, 2024

				Since	Expense Ratio(b)
	1 Year	3 Years	5 Years	Inception(a)	Gross	Net(c)
Rondure New World Fund – Investor (RNWIX)	-8.92%	-6.27%	0.82%	1.79%	1.35%	1.35%
Rondure New World Fund – Institutional (RNWOX)	-8.67%	-6.04%	1.06%	2.05%	1.10%	1.10%
MSCI Emerging Markets Index(d)	10.33%	-5.31%	2.28%	3.83%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-775-3337.

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

(a)	Fund inception date of May 1, 2017. The Fund reorganized into the Trust on October 20, 2023.

(b)	Ratios as of the Prospectus dated October 20, 2023 and may differ from the ratios presented in the Financial Highlights.

(c)	Rondure Global Advisors, LLC (the “Advisor”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/ Expense Reimbursement (excluding (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of the Fund’s officers and Trustees, contractual indemnification of the Fund’s service providers (other than the Advisor)) to 1.35% and 1.10% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively. This agreement (the “Expense Agreement”) shall continue at least through October 20, 2024. The Advisor will be permitted to recapture, on a class- by-class basis, expenses it has borne through the Expense Agreement to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the Expense Agreement or in previous letter agreements; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses were deferred. The Expense Agreement may not be terminated or modified by the Advisor prior to October 20, 2024, except with the approval of the Trust’s Board of Trustees. The Fund’s total annual operating expenses, before fee waivers and/or expense reimbursements, are 1.35% and 1.10% of the net assets if the Investor Class and Institutional Class, respectively, per the October 20, 2023 prospectus.

(d)	The MSCI Emerging Markets Index is an unmanaged total return index, reported in U.S. Dollars, based on share prices and reinvested dividends of approximately 800 companies from 24 emerging market countries. The Index is not actively managed and does not reflect any deductions for fees, expense, or taxes. An investor may not invest directly in the Index.

Rondure New World Fund	Performance Update
April 30, 2024 (Unaudited)

Growth of $10,000 for the period ended April 30, 2024

The chart shown above represent a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to April 30, 2024. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

The Fund also offers Investor Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

Rondure New World Fund	Performance Update
April 30, 2024 (Unaudited)

Regional Allocation (as a % of Net Assets)*
Asia ex Japan	74.0%
North America	7.7%
Africa/Middle East	2.3%
Latin America	8.7%
Europe	2.8%
Cash, Cash Equivalents, & Other Net Assets	4.5%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
Taiwan Semiconductor Manufacturing Company Ltd.	3.7%
Samsung Electronics Company Ltd.	2.9%
PT Bank Rakyat Indonesia (Persero) Tbk	2.5%
HDFC Bank Ltd	2.5%
International Container Terminal Services, Inc.	2.4%
MEDIATEK INC	2.4%
Chroma Ate Inc	2.4%
Sinbon Electronics Co., Limited	2.3%
GMexico Transportes SAB de CV	2.1%
ITAU UNIBANCO HOLDING S-P	2.1%
Other / Cash & Cash Equivalents	74.7%
Total	100.0%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Please refer to the Schedule of Investments in this annual report for a listing of the Fund’s holdings.

Rondure New World Fund	Disclosure of Fund Expenses
April 30, 2024 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of November 1, 2023 through April 30, 2024.

Actual Expenses

The columns under the heading entitled “Actual” help you estimate the actual expenses you paid over the period. The “Actual-Ending Account Value” shown is derived from each Fund’s actual return, and the “Actual-Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. To estimate the expenses you paid on your account during this period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled “Actual-Expenses Paid During Period.”

Hypothetical Examples for Comparison Purposes

The columns under the heading entitled “Hypothetical” provide information about hypothetical account value and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the last column of the table (Hypothetical- Expenses Paid During Period) is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Hypothetical
			Actual (1)		(5% return before expenses)

				Expenses		Expenses
		Beginning	Ending	Paid During	Ending	Paid During
	Fund’s	Account	Account	Period*	Account	Period*
	Annualized	Value*	Value	11/1/23-	Value	11/1/23-
	Expense Ratio	11/1/23	4/30/24	4/30/24	4/30/24	4/30/24
Institutional Class:
New World Fund	1.10%	$1,000.00	$1,041.20	$5.60	$1,019.37	$5.54
Investor Class:
New World Fund	1.35%	$1,000.00	$1,040.00	$6.87	$1,018.13	$6.79

(1)	Past performance does not guarantee future results. Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge, exchange fees or redemption fees. Had the effect of sales charges been reflected, expenses would have been higher and returns lower. Total return is not annualized, as it may not be representative of the total return for the year.

*	Expenses Paid During Period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182 days and divided by 366 (to reflect the one-half year period).

Rondure New World Fund	Schedule of Investments
April 30, 2024

	Shares	Fair Value
COMMON STOCKS — 95.54%
Brazil — 8.68%
B3 S.A. - Brazil Bolsa Balcao	699,900	$1,448,971
Itau Unibanco Holding S.A.	401,700	2,429,107
MercadoLibre, Inc.	1,500	2,188,050
Petroleo Brasileiro S.A.	80,672	1,369,004
TOTVS S.A.	155,600	829,451
Vale S.A.	40,500	493,322
WEG S.A.	195,200	1,491,649
		10,249,554
China — 13.06%
ANTA Sports Products Ltd.	205,900	2,330,980
China Resources Beer Holdings Co., Ltd.	92,000	419,340
China Tourism Group Duty Free	123,200	1,264,093
H World Group Ltd.	432,400	1,608,811
Hangzhou Oxygen Plant Group Co.	179,300	674,505
Kweichow Moutai Company Ltd.	3,100	726,845
Li Ning Company Ltd.	346,200	906,302
PDD Holdings, Inc.(a)	5,118	640,671
Sany Heavy Industry Co. Ltd., Class A	400,600	900,181
Sichuan Swellfun Company Ltd.	85,600	530,823
Tsingtao Brewery Company Ltd.	250,800	1,807,356
Uni-President China Holdings Ltd.	1,991,300	1,529,862
Yum China Holdings, Inc	55,667	2,083,910
		15,423,679
Greece — 0.66%
JUMBO S.A.	24,907	775,818

Hong Kong — 3.00%
Hong Kong Exchanges & Clearing Ltd.	67,900	2,157,472
Techtronic Industries Co., Ltd.	99,900	1,380,541
		3,538,013
Hungary — 0.39%
Gedeon Richter plc	18,300	466,109

India — 18.94%
3M India Ltd.	1,004	365,898
Asian Paints Ltd.	23,398	804,421
CMS Info Systems Ltd.	186,641	926,037
CRISIL Ltd.	7,374	384,456
Dabur India Ltd.	115,855	703,811
Divi’s Laboratories Ltd.	27,985	1,339,285
HCL Technologies Ltd.	143,577	2,341,233
HDFC Bank Ltd.	161,198	2,925,921
Honeywell Automation India Ltd.	178	96,014
ICRA Ltd.	1,874	118,804
IndiaMart InterMesh Ltd.(b)(c)	23,915	755,246
KEI Industries Limited	15,830	757,280
Kfin Technologies	81,636	729,854
Marico Ltd.	19,083	118,362
Nestle India Ltd.	51,466	1,544,073
Pidilite Industries Ltd.	8,814	321,316
Schaeffler India Ltd.	23,910	1,051,825
Tata Consultancy Services Ltd.	51,377	2,343,627
	Shares	Fair Value
COMMON STOCKS — 95.54% (continued)
India — 18.94% (continued)
Tech Mahindra Ltd.	78,694	$1,184,804
United Breweries Ltd.	42,715	1,040,890
United Spirits Ltd.	82,005	1,153,018
Westlife Foodworld Ltd.	62,884	637,057
Zomato Ltd.(a)	314,976	726,562
		22,369,794
Indonesia — 6.80%
Ace Hardware Indonesia Tbk PT	14,765,900	847,718
Avia Avian Tbk PT	18,813,700	590,098
Bank Central Asia Tbk PT	2,582,600	1,552,878
Bank Rakyat Indonesia Persero Tbk PT	9,930,700	3,006,057
Mayora Indah Tbk PT	3,230,400	476,329
Sumber Alfaria Trijaya Tbk PT	8,639,600	1,553,823
		8,026,903
Malaysia — 4.28%
Carlsberg Brewery Malaysia Bhd	148,800	582,600
Heineken Malaysia Bhd	458,900	2,237,644
Mr DIY Group Berhad(b)(c)	3,349,900	1,095,519
Public Bank Bhd	1,313,700	1,133,623
		5,049,386
Mexico — 7.68%
Arca Continental COM NPV	111,700	1,086,947
Becle S.A.B. de CV	159,993	325,184
Coca-Cola Femsa S.A.B. de CV	12,197	1,209,333
GMexico Transportes SAB de CV(b)(c)	1,180,803	2,519,931
Prologis Property Mexico S.A. de CV	438,421	1,722,269
Wal-Mart de Mexico SAB de CV	592,300	2,208,139
		9,071,803
Philippines — 3.94%
International Container Terminal Services, Inc.	501,400	2,866,646
Philippine Seven Corporation(a)	409,787	613,629
Wilcon Depot, Inc.	4,053,900	1,171,485
		4,651,760
Poland — 1.76%
Allegro.eu SA(a)	174,325	1,453,336
Dino Polska SA(a)(b)(c)	6,515	624,215
		2,077,551
South Africa — 1.92%
Capitec Bank Holdings Ltd.	12,112	1,499,196
Clicks Group Ltd.	49,606	771,902
		2,271,098
South Korea — 4.67%
Doosan Bobcat, Inc.	10,960	408,639
Kia Corp.	6,302	532,631
Nongshim Co., Ltd.	1,860	532,788
Samsung Electronics Company Ltd.	62,214	3,449,904
SK Hynix, Inc.	4,824	593,870
		5,517,832
Taiwan — 14.59%
Airtac International Group	50,857	1,796,498
ASPEED Technology, Inc.	9,000	840,779
Chroma Ate, Inc	343,000	2,779,347

See accompanying notes to financial statements.

Rondure New World Fund	Schedule of Investments
April 30, 2024

	Shares	Fair Value
COMMON STOCKS — 95.54% (continued)
Taiwan — 14.59% (continued)
Delta Electronics, Inc.	136,000	$1,328,828
MediaTek, Inc.	94,000	2,827,698
momo.com, Inc.	42,028	566,870
Sinbon Electronics Co., Ltd.	310,700	2,670,153
Taiwan Semiconductor Manufacturing Co., Ltd.	185,000	4,419,417
		17,229,590
Thailand — 3.22%
Airports of Thailand Public Co., Ltd.	307,200	537,687
Bangkok Bank PCL	302,100	1,111,122
Bangkok Dusit Medical	621,200	483,583
Bumrungrad Hospital PCL	70,600	464,536
CP All Plc.	785,500	1,210,245
		3,807,173
United Arab Emirates — 0.35%
Dubai Islamic Bank PJSC	274,719	415,867

Vietnam — 1.60%
FPT Corporation	387,052	1,885,882

Total Common Stocks (Cost $103,829,401)		112,827,812

Total Investments — 95.54% (Cost $103,829,401)		112,827,812

Other Assets in Excess of Liabilities — 4.46%		5,261,767

NET ASSETS — 100.00%		$118,089,579

(a)	Non-income producing security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2024, these securities had a total aggregate market value of $4,994,911 representing 4.23% of net assets.

(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of April 30, 2024, the aggregate market value of those securities was $4,994,911, representing 4.23% of net assets.
Sector Composition (April 30, 2024)
Technology	21.4%
Consumer Staples	19.4%
Consumer Discretionary	16.1%
Financials	15.6%
Industrials	14.8%
Materials	2.7%
Health Care	2.3%
Real Estate	1.4%
Energy	1.2%
Communications	0.6%
Other Assets in Excess of Liabilities	4.5%
Total	100%

Industry Composition (April 30, 2024)
Banks	12.0%
Alcoholic Beverages	7.5%
IT Services	6.9%
Online Marketplace	4.2%
Food & Drug Stores	4.0%
Semiconductor Manufacturing	3.8%
Semiconductor Devices	3.6%
Non-Alcoholic Beverages	3.2%
Security & Commodity Exchanges	3.1%
Communications Equipment	2.9%
Transport Operations & Services	2.9%
Specialty Apparel Stores	2.7%
Home Products Stores	2.6%
Other Machinery & Equipment	2.4%
Measurement Instruments	2.4%
Restaurants	2.3%
Technology Distributors	2.3%
Packaged Food	2.2%
Rail Freight	2.1%
Mass Merchants	1.9%
Fabricated Metal & Hardware	1.5%
Flow Control Equipment	1.5%
Specialty & Generic Pharma	1.5%
Industrial REIT	1.5%
Specialty Chemicals	1.5%
Lodging	1.4%
Integrated Oils	1.2%
Electronics Components	1.1%
Construction & Mining Machinery	1.1%
Other Specialty Retail - Discr	1.1%
Other Industries (each less than 1%)	7.1%
Other Assets in Excess of Liabilities	4.5%
Total	100%

See accompanying notes to financial statements.

Rondure New World Fund	Statement of Assets and Liabilities
April 30, 2024

Assets:
Investments in securities, at cost	$103,829,401
Investments in securities, at value	112,827,812
Foreign currency, at value (Cost $16,084)	16,084
Cash held at custodian	5,653,950
Interest and dividends receivable	126,409
Receivable for Fund shares subscribed	20,655
Foreign tax reclaim receivable	3,906
Prepaid expenses and other assets	32,926
Total Assets	118,681,742

Liabilities:
Payable for foreign capital gains tax	293,238
Payable for Fund shares redeemed	72,637
Payable to advisor	84,860
Payable to related parties	43,677
Accrued expenses and other liabilities	97,751
Total Liabilities	592,163

Net Assets	$118,089,579

Net Assets consist of:
Paid in capital (Note 5)	$121,684,247
Accumulated losses	(3,594,668)
Net Assets	$118,089,579

Net Asset Value Per Share
Institutional Class Shares:
Net Assets	$111,661,220
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	10,165,286
Net asset value, and redemption price per share	$10.98

Investor Class Shares:
Net Assets	$6,428,359
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	588,497
Net asset value, and redemption price per share	$10.92

See Accompanying Notes to Financial Statements.

Rondure New World Fund	Statement of Operations
For the Year Ended April 30, 2024

Investment Income:
Dividend income	$5,055,139
Less: Foreign withholding taxes	(536,962)
Total Investment Income	4,518,177

Operating Expenses:
Investment advisory fees	1,511,721
Distribution fees - Investor Class	29,049
Shareholder servicing fees	80,048
Transfer agent fees	202,347
Custodian fees	195,033
Administration fees	154,095
Professional fees	43,573
Printing and postage expense	38,039
Registration & filing fees	31,635
Chief Compliance Officer fees	23,353
Trustees’ fees	15,108
Others expenses	13,122
Total Operating Expenses	2,337,123
Less: Fees waived by the advisor	(355,175)
Net Operating Expenses	1,981,948
Net Investment Income	2,536,229

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized gain (loss) from:
Investments	(7,330,203)
Foreign currency transactions	264,931
(7,065,272)
Net change in unrealized appreciation (depreciation) from:
Investments	(15,041,376)
Foreign currency translations	(463)
(15,041,839)

Net Realized and Unrealized Loss	(22,107,111)

Net Decrease in Net Assets Resulting From Operations	$(19,570,882)

See Accompanying Notes to Financial Statements.

Rondure New World Fund	Statements of Changes in Net Assets

	Year Ended	Year Ended
	April 30, 2024	April 30, 2023
Operations:
Net investment income	$2,536,229	$2,135,258
Net realized gain (loss) from investments, and foreign currency transactions	(7,065,272)	(7,906,099)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(15,041,839)	8,336,513

Net Increase (Decrease) in Net Assets Resulting From Operations	(19,570,882)	2,565,672

Distributions to Shareholders From:
Total Distributions Paid
Institutional Class	(352,295)	(3,546,463)
Investor Class	—	(246,933)
Total Distributions to Shareholders	(352,295)	(3,793,396)

Fund Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Institutional Class	18,482,965	42,187,541
Investor Class	1,208,978	2,541,055
Reinvestment of distributions
Institutional Class	339,753	3,455,297
Investor Class	—	245,327
Redemption fee proceeds
Institutional Class	3,392	1,412
Investor Class	595	1,843
Cost of shares redeemed
Institutional Class	(103,199,068)	(32,121,935)
Investor Class	(9,526,122)	(2,950,734)
Net Increase (Decrease) in Net Assets From Share Transactions of Beneficial Interest	(92,689,507)	13,359,806

Total Increase (Decrease) in Net Assets	(112,612,684)	12,132,082

Net Assets:
Beginning of Year	230,702,263	218,570,181
End of Year	$118,089,579	$230,702,263

OTHER INFORMATION
Shares Transactions
Institutional Class
Issued	1,638,618	3,549,406
Issued to shareholders in reinvestment of distributions	30,971	295,577
Redeemed	(9,301,730)	(2,725,700)
Net increase (decrease) in share transactions	(7,632,141)	1,119,283

Investor Class
Issued	106,417	216,179
Issued to shareholders in reinvestment of distributions	—	21,076
Redeemed	(865,967)	(250,766)
Net decrease in share transactions	(759,550)	(13,511)

See Accompanying Notes to Financial Statements.

Rondure New World Fund - Institutional Class	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	April 30, 2024	April 30, 2023	April 30, 2022	April 30, 2021	April 30, 2020
Net asset value, beginning of year	$12.05	$12.12	$13.56	$9.93	$10.80
Income from investment operations:
Net investment income *	0.16	0.12	0.09	0.06	0.09
Net realized and unrealized gain (loss)	(1.20)	0.01	(1.47)	3.62	(0.87)
Total income (loss) from investment operations	(1.04)	0.13	(1.38)	3.68	(0.78)
Less distributions:
From net investment income	(0.03)	(0.08)	(0.06)	(0.05)	(0.09)
From net realized gains	—	(0.12)	—	—	—
Total distributions	(0.03)	(0.20)	(0.06)	(0.05)	(0.09)

Paid in capital from redemption fees	0.00 (1)	0.00 (1)	0.00 (1)	0.00 (1)	0.00 (1)

Net asset value, end of year	$10.98	$12.05	$12.12	$13.56	$9.93

Total return (2)	(8.67)%	1.17%	(10.21)%	37.11%	(7.31)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$111,661	$214,538	$202,142	$209,531	$118,685

Ratios of expenses to average net assets
Before fee waivers	1.30%	1.31%	1.27%	1.32%	1.43%
After fee waivers	1.10%	1.10%	1.10%	1.10%	1.10%
Ratios of net investment income to average net assets
After fee waivers	1.45%	0.99%	0.68%	0.48%	0.83%

Portfolio turnover rate	23%	46%	29%	36%	27%

*	The net investment income per share data was determined using the average shares outstanding throughout the period.

(1)	Amount is less than $0.005 per share.

(2)	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any sales charges, if any, or the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

See Accompanying Notes to Financial Statements.

Rondure New World Fund - Investor Class	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	April 30, 2024	April 30, 2023	April 30, 2022	April 30, 2021	April 30, 2020
Net asset value, beginning of year	$11.99	$12.07	$13.51	$9.90	$10.78
Income from investment operations:
Net investment income *	0.14	0.09	0.06	0.03	0.06
Net realized and unrealized gain (loss)	(1.21)	0.01	(1.46)	3.61	(0.87)
Total income (loss) from investment operations	(1.07)	0.10	(1.40)	3.64	(0.81)
Less distributions:
From net investment income	—	(0.06)	(0.04)	(0.03)	(0.07)
From net realized gains	—	(0.12)	—	—	—
Total distributions	—	(0.18)	(0.04)	(0.03)	(0.07)

Paid in capital from redemption fees	0.00 (1)	0.00 (1)	0.00 (1)	0.00 (1)	0.00 (1)

Net asset value, end of year	$10.92	$11.99	$12.07	$13.51	$9.90

Total return (2)	(8.92)%	0.93%	(10.41)%	36.83%	(7.56)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$6,428	$16,164	$16,428	$25,901	$18,382

Ratios of expenses to average net assets
Before fee waivers	1.55%	1.61%	1.58%	1.63%	1.72%
After fee waivers	1.35%	1.35%	1.35%	1.35%	1.35%
Ratios of net investment income to average net assets
After fee waivers	1.20%	0.75%	0.45%	0.25%	0.59%

Portfolio turnover rate	23%	46%	29%	36%	27%

*	The net investment income per share data was determined using the average shares outstanding throughout the period.

(1)	Amount is less than $0.005 per share.

(2)	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any sales charges, if any, or the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

See Accompanying Notes to Financial Statements.

Rondure New World Fund	Notes to Financial Statements
April 30, 2024

1.	ORGANIZATION

The Rondure New World Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust III (the “Trust”), a statutory trust organized under the laws of the State of Delaware on December 5, 2011, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund reorganized on October 20, 2023 from a series if Financial Investors Trust to a series of the Trust. The Fund seeks long-term growth of capital. The Fund’s inception date is May 1, 2017.

The Board of Trustees of the Financial Investors Trust held a Special Meeting of the Shareholders of the Rondure New World Fund (the “Predecessor Fund”), a series of the Financial Investors Trust, on June 14, 2023, for the purpose of approving an Agreement and Plan of Reorganization and Termination, under which all of the assets of the Predecessor Fund was transferred to a correspondingly named series of the Trust. The transfer was (a) an exchange of your shares of the Predecessor Fund for shares of the Fund equivalent in value to the outstanding shares of the Predecessor Fund; and (b) the assumption by the Fund of all the liabilities of the Predecessor Fund.

The Fund offers Investor Class and Institutional Class shares. All classes of shares for the Fund have identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the year then ended. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services Investment Companies” including Accounting Standards Update 2013-08.

a. Investment Valuation – The Fund records its investments at fair value. In determining the Fund’s Net Asset Value (“NAV”) per share as of the close of the New York Stock Exchange (“NYSE”), currently 4:00 pm Eastern Time (“ET”) (the “Valuation Time”), securities traded on one or more securities exchanges. for which market quotations are readily available are valued at current market value using the last reported sales price. NASDAQ traded securities are valued using the NASDAQ Official Closing Price (“NOCP”). If no sale price is reported, the mean between the current bid and ask is used. Securities not traded or dealt in on any securities exchange and for which over-the-counter market (whether domestic or foreign) quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the current mean price on such over-the-counter market, (and if there is only a bid or only an ask price on such date, valuation will be at such bid or ask price for long or short positions, respectively).

The value of foreign currencies and of foreign securities whose value is quoted or calculated in a foreign currency shall be converted into US dollars based on foreign exchange rates provided by a major banking institution(s) or currency dealer(s) selected by the pricing agent providing such price, or by the Advisor in the case of securities for which the Advisor provides a fair value determination, at 4:00 pm ET or the nearest time prior to the Valuation Time, at which such foreign currency quotations are available.

The Fund may invest in warrants to participate in an anticipated increase in the market value of the security. A warrant entitles the holder to buy a security at a set price during a set period of time. If such market value increases, the warrant may be exercised and sold at a gain. A loss will be incurred if the market value decreases or if the term of the warrant expires before it is exercised. Warrants convey no rights to dividends or voting. An implied pricing method is used to value the rights.

When such prices or quotations are not available, or when Rondure Global Advisors, LLC (the “Advisor” or “Rondure”) believes that they are unreliable, securities may be priced using the Trust’s fair value procedures.

Money market-type instruments that have a remaining maturity of 60 days or less are valued at bid prices from a pricing vendor, unless the Advisor believes another valuation is more appropriate.

Forward currency contracts shall be valued at the forward currency contract rates, determined at 4:00 pm ET or the nearest time prior to the Valuation Time, provided by a bank or dealer that the pricing agent or, if applicable, the Advisor believes to be reliable.

The Fund may hold investments, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair

Rondure New World Fund	Notes to Financial Statements
April 30, 2024

value” procedures approved by the Board. The Board has deisngated the Advisor as its valuation designee (the “Valuation Designee”) for execution of these procedures. The Board may also enlist third party consultants such a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist the Valuation Designee in determining a security- specific fair value. The Board is responsible for reviewing and approving fair value methodologies utilized by the Valuation Designee, which approval shall be based upon whether the Valuation Designee followed the valuation procedures established by the Board.

Fair Valuation Process – Applicable investments are valued by the Valuation Designee pursuant to valuation procedures established by the Board. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the Valuation Designee, the prices or values available do not represent the fair value of the instrument; factors which may cause the Valuation Designee to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid investments, such as private investments or non-traded securities are valued based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances) . If a current bid from such independent dealers or other independent parties is unavailable, the Valuation Designee shall determine, the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Rondure New World Fund	Notes to Financial Statements
April 30, 2024

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used for the year ended as of April 30, 2024, for the Fund’s assets and liabilities measured at fair value:

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Common Stocks*	$28,363,233	$84,464,579	$—	$112,827,812
Total	$28,363,233	$84,464,579	$—	$112,827,812

*	For a detailed country breakdown, see the accompanying Schedule of Investments.

For the year ended April 30, 2024, the Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.

There were no transfers in/out of Level 3 securities during the year ended April 30, 2024.

b. Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity in an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

c. Security Transactions and Related Income – Security transactions are accounted for on a trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities using the effective interest method. Dividend income is recorded on the ex -dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

d. Foreign Securities Risk - Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region. These conditions could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities.

e. Foreign Currency Translations – The books and records of the Fund are maintained in US dollars. The market values of securities which are not traded in US currency are recorded in the financial statements after translation to US dollars based on the applicable exchange rates at the end of the period. The costs of such securities are translated at exchange rates prevailing when acquired. Related interest, dividends and withholding taxes are accrued at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effect of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

f. Forward Foreign Currency Contracts – As foreign securities are purchased and sold, the Fund may enter into forward foreign currency contracts in order to hedge against foreign currency exchange rate risks. The market value of the contracts fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. As foreign securities are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The Fund is exposed to risk if it invests in forward foreign currency contracts and the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the Fund is unable to enter into a closing position. There were no forward foreign currency contracts outstanding, as of April 30, 2024.

g. Cash Management Transactions – The Fund subscribes to the Brown Brothers Harriman & Co. (“BBH”) Cash Management Service (“CMS”), whereby cash balances are automatically swept into overnight offshore demand deposits with either the BBH Grand Cayman branch or a branch of a pre-approved commercial bank. This fully automated program allows the Fund to earn interest on cash balances. Excess cash with deposit institutions domiciled outside of the U.S. are subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. Cash balances in the BBH CMS are included on the Statement of Assets and Liabilities under Cash and Foreign Currency, at Value.

As of April 30, 2024, the Fund had the following cash balance participating in the BBH CMS:

Fund
Rondure New World Fund	$ 5,653,950

Rondure New World Fund	Notes to Financial Statements
April 30, 2024

h. Federal Income Taxes – It is the Fund’s policy to continue to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and gains, if any, to its shareholders and therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes. The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years for April 30, 2021 through April 30, 2023, or expected to be taken in the Fund’s April 30, 2024 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Ohio and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended April 30, 2024, the Fund did not incur any interest or penalties.

i. Distributions to Shareholders – It is the Fund’s policy to distribute its respective net investment income and net capital gains, if any, annually. Distributions of net investment income and net capital gains are determined in accordance with income tax regulations which may differ from GAAP. Differences in dividends from net investment income per share between the classes are due to service and distribution related expenses. Dividends and distributions to shareholders are recorded on the ex-date.

j. Class Accounting – Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures, ongoing service fees and distribution charges. All classes of shares of the Fund have equal voting privileges with respect to such Fund except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution and service fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class of the Fund.

k. Foreign Taxes – Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income.

During the year ended April 30, 2024, the Fund incurred a capital gain tax for securities held in India during the reorganization of the Fund as the reorganization is being considered a realized event for foreign institutional investors; such amounts are included in the Statement of Operations under Net Realized Gain (Loss) from Investments.

l. Indemnification – The Trust indemnifies its officers and the Board for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

m. Expenses - Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

n. Market Risk – The value of the Fund’s portfolio holdings may fluctuate in response to events specific to the companies or markets in which the Fund invests, as well as economic, political, or social events in the United States or abroad. The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Securities markets may experience long periods of decline in value.

Local, state, regional, national or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on a Fund and its investments and could result in decreases to the Fund’s net asset value. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, climate change and climate-related events, epidemics, pandemics and other public health crises and related events and governments’ reactions to such events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on the Fund and its investments. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect Fund performance. A health crisis may exacerbate other preexisting political, social and economic risks. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

Rondure New World Fund	Notes to Financial Statements
April 30, 2024

3.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

a. Management Fees – Rondure Global Advisors, LLC (the “Advisor”) serves as the Fund’s investment advisor. Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund, the Advisor, subject to the oversight of the Board and in conformity with the stated policies of the Fund, manages all business activities of the Fund. As compensation for its services, the Rondure New World Fund pays the Advisor an annualized rate of 0.85% of the Fund’s average daily net assets, accrued daily and paid monthly. For the year ended April 30, 2024, the Advisor earned advisory fees of $1,511,721 for the Fund.

Pursuant to an operating expense limitation agreement between the Advisor and the Trust, the Advisor has agreed to waive its fees and/or expenses for the Fund to the extent necessary to maintain the Fund’s Total Annual Fund Operating Expenses ( excluding (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of the Fund’s officers and Trustees, contractual indemnification of the Fund’s service providers (other than the Advisor)) to 1.35% and 1.10% of the Fund’s average daily net assets for the Fund’s Investor Class shares and Institutional Class shares, respectively, through October 20, 2024. This operating expense limitation agreement can be terminated only by, or with the consent of, the Board. The Advisor is permitted to receive reimbursement from a Fund for fees it waived and Fund expenses it paid, subject to the limitation that: (1) the reimbursement for fees and expenses will be made only if payable within three years from the date the fees and expenses were initially waived or paid; and (2) the reimbursement may not be made if it would cause the expense limitation currently in effect or in effect at the time of the waiver or payment, whichever is lower, to be exceeded.

For the year ended April 30, 2024, the fee waived or reimbursed by the Advisor was $355,175.

As of April 30, 2024, the Advisor has waived/reimbursed expenses that may be recovered no later than April 30 of the years indicated below:

	Expires	Expires	Expires
Fund	2025	2026	2027	Total
Rondure New World Fund
Institutional Class	$364,901	$420,489	$322,193	$1,107,583
Investor Class	45,713	40,701	32,982	119,396

The Fund was reorganized on October 20, 2023 from a series of Financial Investors Trust to a series of the Trust (the “Reorganization”). Prior to the Reorganization, the Fund had advisory and expense limitation agreements with Financial Investors Trust. The fees charged to the Fund did not change as a result of the Reorganization and the amounts waived by the Predecessor Fund are still subject to recapture by the Advisor.

b. Distributor – The Distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”). The Trust has adopted, with respect to the Fund, the Trust’s Master Distribution and Shareholder Servicing Plan for the Fund’s Investor Class shares (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, to pay for certain distribution activities and shareholder services. The Plan provides a monthly service and/or distribution fee that is calculated at an annual rate of 0.25% per year of the average daily net assets of the Fund’s Investor Class shares and paid to the Distributor to be used to pay for distribution and shareholder servicing activities. Prior to October 20, 2023, ALPS Distributors, Inc. (“ADI”) acted as the distributor of the Fund’s shares pursuant to a Distribution Agreement with the Financial Investors Trust. ADI is registered as a broker-dealer with the U.S. Securities and Exchange Commission. For the year ended April 30, 2024, the Fund incurred distribution fees of $29,049.

c. Administration, Fund Accounting and Transfer Agency Fees

Administrator Fees and Expenses

Ultimus Fund Solutions, LLC (“UFS”) – UFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to a separate servicing agreement with UFS, the Fund pays UFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of UFS and are not paid any fees directly by the Fund for serving in such capacities. Prior to October 20, 2023, ALPS Fund Services, Inc. (“ALPS”) served as administrator to the Fund providing operational services to the Fund including, but not limited to, fund accounting, fund administration and transfer agency and generally assists in the Fund’s operations.

Compliance Services

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund. Prior to October 20, 2023, ALPS provided services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act and received an annual base fee. ALPS was reimbursed for certain out-of-pocket expenses by the Fund.

Rondure New World Fund	Notes to Financial Statements
April 30, 2024

Printing Services

BluGiant, LLC (“BluGiant”) – BluGiant, an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, BluGiant receives customary fees from the Fund.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of investments, other than short-term investments, for the year ended April 30, 2024 was as follows:

	Purchases of	Proceeds From Sales
Fund	Securities	of Securities
Rondure New World Fund	$40,797,717	$129,264,482

5.	SHARES OF BENEFICIAL INTEREST

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Fund of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Purchasers of the share do not have any obligation to make payments to the Trust or its creditors solely by reason of the purchasers’ ownership of the shares. Shares have no pre-emptive rights.

Shares redeemed within 60 days of purchase may incur a 2% short-term redemption fee deducted from the redemption amount. For the year ended April 30, 2024, the redemption fees charged by the Fund are presented in the Statement of Changes in Net Assets.

6.	DISTRIBUTIONS AND TAX COMPONENTS OF CAPITAL

The Statement of Assets and Liabilities represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $104,971,005 for the Fund, and differs from market value by net unrealized appreciation (depreciation) which consisted of:

Gross	Gross	Net Unrealized
Unrealized	Unrealized	Appreciation/
Appreciation	Depreciation	(Depreciation)
$16,753,623	$(8,896,816)	$7,856,807

The tax character of Fund distributions paid for the years ended April 30, 2024 and April 30, 2023 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	April 30, 2024	April 30, 2023
Ordinary Income	$352,295	$1,483,870
Long-Term Capital Gain	—	2,309,526
Return of Capital	—	—
	$352,295	$3,793,396

As of April 30, 2024, the components of Distributable Earnings/(Accumulated Losses) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Distributable Earnings/
Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	(Accumulated Losses)
$1,700,219	$—	$—	$(13,151,231)	$—	$7,856,344	$(3,594,668)

The difference between book basis and tax basis accumulated net realized gains and unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales. The unrealized appreciation (depreciation) in the table above includes unrealized foreign currency losses of $(463).

At April 30, 2024, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains, utilized as follows:

Non-Expiring	Non-Expiring
Short-Term	Long_Term	Total	CLCF Utilized
$11,893,251	$1,257,980	$13,151,231	$—

Rondure New World Fund	Notes to Financial Statements
April 30, 2024

7.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the outstanding voting securities of the Fund creates the presumption of control of the Fund, under Section 2(a)(a) of the 1940 Act. As of April 30, 2024, Charles Schwab & Co. Inc. and National Financial Services LLC, held in omnibus accounts for the benefit of others approximately 32% and 31%, respectively, of the outstanding voting securities of the Fund.

8.	REGULATORY UPDATES

On January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will not appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Fund.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Report of Independent Registered
Rondure New World Fund	Public Accounting Firm

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Fund Trust III and the Shareholders of Rondure New World Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Rondure New World Fund (the “Fund”), one of the funds constituting the Northern Lights Fund Trust IIII (the “Trust”), including the portfolio of investments, as of April 30, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2024, the results of its operations for the year ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

Costa Mesa, California
June 28, 2024

We have served as the auditor of one or more Rondure Global Advisors, LLC investment companies since 2018.

Rondure New World Fund	Additional Information
April 30, 2024 (Unaudited)

1.	FUND HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. The Fund’s Form N-PORT reports are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Form N-PORT reports are also available upon request by calling 1-877-314-9006.

2.	FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

The Fund’s policies and procedures used in determining how to vote proxies and information regarding how the Fund voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 is available without charge, upon request, by calling 1-877-314- 9006 or by referring to the SEC’s website at http://www.sec.gov.

3.	TAX DESIGNATIONS

The Fund designates the following amounts for federal income tax purposes for the fiscal year ended April 30, 2024:

	Foreign Taxes Paid	Foreign Source Income
Rondure New World Fund	$1,626,249	$1,942,247

Of the distributions paid by the Fund from ordinary income for the calendar year ended December 31, 2023, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income:

	Dividend Received Deduction	Qualified Dividend Income
Rondure New World Fund	100.00%	97.50%

In early 2024, if applicable, shareholders of record received this information for the distributions paid to them by the Fund during the calendar year 2023 via Form 1099. The Fund will notify shareholders in early 2025 of amounts paid to them by the Fund, if any, during the calendar year 2024.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Rondure New World Fund designated $- as long-term capital gain dividends.

4.	LIQUIDITY RULE

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategies and the liquidity of their portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the year ended April 30, 2024, the Board and the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Fund’s investments and they determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Board and Committee concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

Rondure New World Fund	Trustees and Officers
April 30, 2024 (Unaudited)

The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. Unless otherwise noted, the address of each Trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Independent Trustees
Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Independent Trustees Principal Occupation(s) During Past 5 Years	Number of Funds In The Fund Complex*	Overseen Other Directorships Held During Past 5 Years**
Patricia Luscombe 1961	Trustee	Since January 2015, Indefinite	Managing Director of the Valuations and Opinions Group, Lincoln International LLC (since August 2007).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015); Monetta Mutual Funds (since November 2015).
John V. Palancia 1954	Trustee, Chairman	Trustee, since February 2012, Indefinite; Chairman of the Board since May 2014.	Retired (since 2011); formerly, Director of Global Futures Operations Control, Merrill Lynch, Pierce, Fenner & Smith, Inc. (1975-2011).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2011); Northern Lights Variable Trust (since 2011); Alternative Strategies Fund (since 2012).
Mark H. Taylor 1964	Trustee, Chairman of the Audit Committee	Since February 2012, Indefinite	PhD (Accounting), CPA; Professor and Director, Lynn Pippenger School of Accountancy, Muma College of Business, University of South Florida (2019 – present); Professor and Department of Accountancy Chair, Case Western Reserve University (2009-2019); President, American Accounting Association (AAA) since August 2022 (President-Elect 2022- 2023, President 2023-2024; Past President 2024-2025). AAA Vice President-Finance (2017-2020); President, Auditing Section of the AAA; Member, AICPA Auditing Standards Board (2009-2012); Academic Fellow, Office of the Chief Accountant, United States Securities Exchange Commission (2005-2006); Center for Audit Quality research grants (2014, 2012).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007); Alternative Strategies Fund (since June 2010).
Jeffery D. Young 1956	Trustee	Since January 2015, Indefinite	Co-owner and Vice President, Latin America Agriculture Development Corp. (since May 2015); President, Celeritas Rail Consulting (since June 2014); Asst. Vice President - Transportation Systems, Union Pacific Railroad Company (June 1976 to April 2014).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015).

*	As of April 30, 2024, the Trust was comprised of 32 active portfolios managed by 13 unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

**	Only includes directorships held within the past 5 years in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the 1940 Act.

4/30/24-NLFT III-v1

Rondure New World Fund	Trustees and Officers
April 30, 2024 (Unaudited)

Officers of the Trust

Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
Brian Curley 1970	President	Since May 2023, indefinite	Vice President, Ultimus Fund Solutions, LLC (since 2020); Vice President, Gemini Fund Services, LLC (2015-2020).
Timothy Burdick 1986	Vice President	Since May 2023, indefinite	Vice President and Senior Managing Counsel, Ultimus Fund Solutions, LLC (2023 – present); Vice President and Managing Counsel, Ultimus Fund Solutions, LLC (2022 – 2023); Assistant Vice President and Counsel, Ultimus Fund Solutions, LLC (2019 – 2022).
Richard Gleason 1977	Treasurer	Since May 2023, indefinite	Assistant Vice President, Ultimus Fund Solutions, LLC (since 2020); Assistant Vice President, Gemini Fund Services, LLC (2012-2020).
Viktoriya Pallino 1995	Secretary	Since August 2022, indefinite	Senior Legal Administrator, Ultimus Fund Solutions, LLC (since 2023); Legal Administrator II, Ultimus Fund Solutions, LLC (2021-2023); Legal Administrator I, Ultimus Fund Solutions, LLC (2019-2021); Legal Administration Associate, Gemini Fund Services, LLC (2017- 2019).
William Kimme 1962	Chief Compliance Officer	Since February 2012, indefinite	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-314-9006.

4/30/24-NLFT III-v1

Rondure New World Fund	Privacy Policy
April 30, 2024 (Unaudited)

PRIVACY NOTICE

Rev. June 2021

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	■ Social Security number ■ Assets ■ Retirement Assets ■ Transaction History ■ Checking Account Information	■ Purchase History ■ Account Balances ■ Account Transactions ■ Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (631) 490-4300

1.855.775.3337 | www.rondureglobal.com

Rondure New World Fund	Privacy Policy
April 30, 2024 (Unaudited)

Who we are
Who is providing this notice?	Northern Lights Fund Trust III
What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tells us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■    Affiliates from using your information to market to you

■    Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Northern Lights Fund Trust III doesn’t jointly market.

Rondure New World Fund | 2024 Annual

Contact Us

Mail:	Rondure Funds, P.O. Box 541150, Omaha, NE 68154	Web:	www.rondureglobal.com
Phone:	1.855.775.3337		RON-AR24

(b)        Not applicable

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Mark H. Taylor is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Taylor is independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2024 - $18,500

(b)	Audit-Related Fees

2024- None

(c)	Tax Fees

2024 - $4,600

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2024 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
2024
Audit-Related Fees:	0.00%
Tax Fees:	0.00%
All Other Fees:	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2024 - $4,600

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

(i) Not applicable

(j) Not applicable

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable Fund is an open-end management investment company

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 13(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 13(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Executive Officer/President

Date 7/3/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Executive Officer/President

Date 7/3/2024

By (Signature and Title)

/s/ Richard Gleason

Richard Gleason, Principal Financial Officer/Treasurer

Date 7/3/2024